UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2012

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition of Disposition of Assets

On September 6, 2012, Ramco-Gershenson Properties Trust, Inc. (RGPT) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. (RGPLP) completed the acquisition of Shoppes of Lakeland (“Lakeland”), a 183,842 square foot shopping center, located in Lakeland, Florida from a joint venture in which RGPLP has a 7% equity interest.  The purchase price was $28 million, excluding transaction costs.  The purchase was funded with borrowings under RGPLP's revolving line of credit.

Financial statements required to comply with the rules and regulations of the SEC, including Rule 3-14 of Regulations S-X for the purchase and pro forma financial statements reflecting the effect of this purchase, are included herein under item 9.01.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Lakeland

Report of Independent Registered Public Accounting Firm.

Statements of Revenues and Certain Expenses for the nine months ended September 30, 2012 (unaudited) and the years ended December 31, 2011, 2010 and 2009.

Notes to Statements of Revenues and Certain Expenses.

(b)	Unaudited Pro Forma Financial Information

Ramco-Gershenson Properties Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended
September 30, 2012 (unaudited.)

Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited.)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (unaudited.)

Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (unaudited.)

(d)	Exhibits.

23.1 Consent of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Ramco-Gershenson Properties Trust

We have audited the accompanying statements of revenues and certain expenses (the “Statements”) of Shoppes of Lakeland (the “Company”) for the years ended December 31, 2011, 2010 and 2009. These Statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Statements.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in this Form 8-K of Ramco-Gershenson Properties Trust) as discussed in Note 1 to the Statements and is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the Statements present fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Statements for the years ended December 31, 2011, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Southfield, Michigan
November 16, 2012

SHOPPES OF LAKELAND
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(in thousands)

	For the Nine Months Ended September 30, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
	(unaudited)
REVENUES:
Minimum rent	$1,572	$1,970	$1,939	$1,925
Recovery Income from tenants	385	492	479	508
Other property income	2	65	10	1
Total Revenues	1,959	2,527	2,428	2,434

CERTAIN EXPENSES:
Property Operating Expenses	243	280	304	274
Property taxes	89	174	186	202
General and administrative	5	4	6	7
Total Certain operating expenses	337	458	496	483

Revenues in excess of certain expenses	$1,622	$2,069	$1,932	$1,951

Shoppes of Lakeland
Notes to the Statements of Revenues and Certain Expenses
For the Nine Months Ended September 30, 2012 (unaudited) and the
Years Ended December 31, 2011 2010 and 2009
(dollars in thousands)

1.	Business and Basis of Presentation

On September 6, 2012, Ramco-Gershenson Properties Trust, Inc. (RGPT) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. (RGPLP) completed the acquisition of Shoppes of Lakeland (“Lakeland”) located in Lakeland, Florida from a joint venture in which RGPLP has a 7% equity interest.  The purchase price was $28 million, excluding transaction costs.

Lakeland is 183,842 square foot community shopping center anchored by Michaels, Staples, Ashley Furniture, Petco, and an anchor-owned Target.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K of RGPT.  The Statements are not intended to be a complete presentation of the revenues and expenses of Lakeland.  Certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of Lakeland have been excluded.

The statement of revenues and certain expenses for the nine months ended September 30, 2012 is unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of the revenues and certain expenses for the interim period have been included. Revenues and certain expenses for the interim period are not necessarily indicative of the results that may be expected for the full year.

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on November 16, 2012.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain of the leases also provide for contingent percentage rental income which is recorded on an accrual basis once the specified sales target is achieved. The leases also provide for recoveries from tenants of CAM, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of Lakeland.  Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

Shopping center space at Lakeland is leased to tenants and certain anchors pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent under non-cancellable operating leases in effect at December 31, 2011 are as follows:

Year Ending December 31,

2012	$2,052
2013	2,022
2014	1,397
2015	644
2016	426
Thereafter	1,086
Total	$7,627

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA FINANCIAL INFORMATION INTRODUCTION
(Unaudited)

The unaudited condensed consolidated balance sheet as of September 30, 2012 presented in the Registrant’s Form 10-Q for the nine months ended September 30, 2012 includes the September 6, 2012 acquisition of Lakeland.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 are presented as if the acquisition of Lakeland occurred on January 1, 2011.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto filed with the U.S Securities and Exchange Commission.  In management’s opinion, all adjustments necessary to reflect the significant effects of these transactions have been made. These statements are based on assumptions and estimates considered appropriate by our management; however, they are unaudited and are not necessarily, and should not be assumed to be, an indication of our financial position or results of operations that would have been achieved had the acquisitions been completed as of the dates indicated or that may be achieved in the future.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	Statement of Revenues and Certain Expenses - Lakeland (2)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$66,340	$1,572	$(103)	(3)(4)	$67,809
Percentage rent	378	-	-		378
Recovery income from tenants	23,270	385	(38)	(4)	23,617
Other property income	1,672	2	-		1,674
Management and other fee income	2,935	-	(159)	(4)	2,776
TOTAL REVENUE	94,595	1,959	(300)		96,254

EXPENSES
Real estate taxes	12,847	89	(13)	(4)	12,923
Recoverable operating expense	11,275	243	(19)	(4)	11,499
Other non-recoverable operating expense	1,956	-			1,956
Depreciation and amortization	28,990	-	679	(5)	29,669
General and administrative expense	14,746	5	-		14,751
TOTAL EXPENSES	69,814	337	647		70,798

INCOME BEFORE OTHER INCOME AND EXPENSES AND TAX	24,781	1,622	(947)		25,456

OTHER INCOME AND EXPENSES
Other income, net	171	-	-		171
Gain on sale of real estate	69	-	-		69
Earnings from unconsolidated joint ventures	2,084	-	(27)	(4)	2,057
Interest expense	(19,509)	-	(399)	(6)	(19,908)
Amortization of deferred financing fees	(1,108)	-	-		(1,108)
Provision for impairment on equity investments in unconsolidated joint ventures	(294)	-	-		(294)
Deferred gain recognized	845	-	-		845
INCOME FROM CONTINUING OPERATIONS BEFORE TAX	7,039	1,622	(1,373)		7,288
Income tax benefit	18	-	-		18
INCOME FROM CONTINUING OPERATIONS	7,057	1,622	(1,373)		7,306

NET INCOME	7,057	1,622	(1,373)		7,306
Net loss (income) attributable to noncontrolling partner interest	86	-	(12)		74
NET INCOME ATTRIBUTABLE TO RPT	7,143	1,622	(1,385)		7,380
Preferred share dividends	(5,438)	-	-		(5,438)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,705	$1,622	$(1,385)		$1,942

EARINGS PER COMMON SHARE (7)
Continuing operations - basic	$0.04				$0.05
Continuing operations - diluted	$0.04				$0.05

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	42,834				42,834
Diluted	43,115				43,115

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(Unaudited)

(1)
Represents the consolidated continuing operations of the Registrant for the nine months ended September 30, 2012.  Revenues and expenses related to discontinued operations are not included.  See the historical consolidated financial statements and notes thereto presented in the Registrant’s Form 10-Q for the nine months ended September 30, 2012.

(2)	Represents the revenues and certain expenses of Lakeland for the nine months ended September 30, 2012 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(3)	Represents the net adjustments to record tenant rents on a straight-line basis from the acquisition date over the remaining term of the in-place leases.

(4)
Represents adjustments to the historical statement for Shoppes of Lakeland activity from the date of acquisition through September 30, 2012 captured in the Statement of Revenues and Certain Expenses for the nine months ended September 30, 2012.

(5)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  In addition we have site improvements that are depreciated over 10-30 years.

(6)
Represents the estimated interest expense on the increase in the balance of the revolving line of credit utilized to fund the acquisitions.  The assumed interest rate for the period is 1.9% which is the interest rate as of September 30, 2012.

(7)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share,” which requires the allocation of non-controlling interest between continuing and discontinued operations.  The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the nine months ended September 30, 2012.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	Statement of Revenues and Certain Expenses - Lakeland (2)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$81,958	$1,970	$235	(3)	$84,163
Percentage rent	256	-	-		256
Recovery income from tenants	30,813	492	-		31,305
Other property income	4,167	65	-		4,232
Management and other fee income	4,126	-	(158)	(4)	3,968
TOTAL REVENUE	121,320	2,527	77		123,924

EXPENSES
Real estate taxes	17,253	174	-		17,427
Recoverable operating expense	15,438	280	-		15,718
Other non-recoverable operating expense	3,704	-	-		3,704
Depreciation and amortization	36,255	-	905	(5)	37,160
General and administrative expense	19,650	4	-		19,654
TOTAL EXPENSES	92,300	458	905		93,663

INCOME BEFORE OTHER INCOME AND EXPENSES AND TAX	29,020	2,069	(828)		30,261

OTHER INCOME AND EXPENSES
Other expense, net	(257)	-	-		(257)
Gain on sale of real estate	2,441	-	-		2,441
Earnings from unconsolidated joint ventures	1,669	-	(12)	(4)	1,657
Interest expense	(28,138)	-	(784)	(6)	(28,922)
Amortization of deferred financing fees	(1,869)	-	-		(1,869)
Provision for impairment	(27,800)	-	-		(27,800)
Provision for impairment on equity investments in unconsolidated joint ventures	(9,611)	-	-		(9,611)
Loss on early extinguishment of debt	(1,968)	-	-		(1,968)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX	(36,513)	2,069	(1,624)		(36,068)
Income tax provision	(795)	-	-		(795)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(37,308)	2,069	(1,624)		(36,863)

NET (LOSS) INCOME	(37,308)	2,069	(1,624)		(36,863)
Net loss (income) attributable to noncontrolling partner interest	1,928	-	(28)		1,900
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	(35,380)	2,069	(1,652)		(34,963)
Preferred share dividends	(5,244)	-	-		(5,244)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(40,624)	$2,069	$(1,652)		$(40,207)

LOSS PER COMMON SHARE (7)
Continuing operations - basic	$(1.05)				$(1.05)
Continuing operations - diluted	$(1.05)				$(1.05)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	38,466				38,466
Diluted	38,466				38,466

See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
 STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(Unaudited)

(1)
Represents the condensed consolidated continuing operations of the Registrant for the year ended December 31, 2011.  Revenues and expenses related to discontinued operations are not included.  See the historical consolidated financial statements and notes thereto presented in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011.

(2)	Represents the revenues and certain expenses of Lakeland for the year ended December 31, 2011 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(3)	Represents the net adjustments to record tenant rents on a straight-line basis from the acquisition date over the remaining term of the in-place leases.

(4)	Represents adjustment for the year to date management fees related to Lakeland recorded in the historical statement.

(5)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  In addition we have site improvements that are depreciated over 10-30 years.

(6)
Represents the estimated interest expense on the increase in the balance of the revolving line of credit utilized to fund the acquisitions.  The assumed interest rate for the period is 2.8% which is the interest rate as of December 31, 2011.

(7)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share,” which requires the allocation of non-controlling interest between continuing and discontinued operations.  The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: November 16, 2012	By:	/s/GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm